Q4 2024 Earnings Release February 11th, 2025 Dave Graziosi, Chair & CEO Fred Bohley, COO, CFO & Treasurer Exhibit 99.2

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, wars and pandemics; global economic volatility; general economic and industry conditions, including the risk of recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; and risks related to our indebtedness. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2023.

Non-GAAP Financial Information We use Adjusted EBITDA and Adjusted EBITDA as a percent of net sales to measure our operating profitability. We believe that Adjusted EBITDA and Adjusted EBITDA as a percent of net sales provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability and comparability with other companies. Adjusted EBITDA as a percent of net sales is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted EBITDA is Net income. The most directly comparable GAAP measure to Adjusted EBITDA as a percent of net sales is Net Income as a percent of net sales. Adjusted EBITDA is calculated as the earnings before interest expense, net, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by Allison Transmission, Inc.’s, the Company’s wholly-owned subsidiary, Second Amended and Restated Credit Agreement. Adjusted EBITDA as a percent of net sales is calculated as Adjusted EBITDA divided by net sales. We use Adjusted Free Cash Flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business and certain mandatory debt service requirements, can be used for repayment of debt, stockholder distributions and strategic opportunities, including investing in our business. We believe that Adjusted Free Cash Flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted Free Cash Flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted Free Cash Flow is Net cash provided by operating activities. Adjusted Free Cash Flow is calculated as Net cash provided by operating activities, after additions of long-lived assets.

Call Agenda Q4 2024 Performance 2025 Guidance

Q4 2024 Performance Summary *See Appendix for the reconciliation from Net Income $796 $373 $175 $270 $2.01 ($ in millions, except per share data; variance % from Q4 2023) Increase was principally driven by price increases on certain products, partially offset by higher manufacturing expense. Increase was principally driven by lower selling, general and administrative expenses, lower interest expense, net and higher gross profit, partially offset by unfavorable foreign exchange. Decrease of $7 million year-over-year. Increase was driven by higher net income and lower total diluted shares outstanding. Increase principally driven by: 10 percent increase in net sales in the North America On-Highway end market 5 percent increase in net sales in the Service Parts, Support Equipment and Other end market 8 percent increase in net sales in the Defense end market +3% +1% +3% -3% +5% Gross Profit Diluted Earnings Per Share Net Income Net Sales Adjusted EBITDA*

($ in millions, variance % from Q4 2023) Q4 2024 Net Sales Performance End Markets Variance Q4 2024 Commentary North America On-Hwy North America Off-Hwy Defense Outside North America On-Hwy Outside North America Off-Hwy Service Parts, Support Equipment & Other Principally driven by strength in demand for Class 8 vocational vehicles and price increases on certain products Principally driven by lower demand in the energy sector Principally driven by increased demand for Tracked vehicle applications Principally driven by lower demand in Europe, partially offset by higher demand in South America Principally driven by lower demand in the mining and construction sectors Principally driven by price increases on certain products $419 $2 $68 $124 $14 $169 10% (60%) 8% (3%) (63%) 5%

Increase was principally driven by price increases on certain products, partially offset by higher manufacturing expense Increase was principally driven by lower selling, general and administrative expenses, lower interest expense, net and higher gross profit, partially offset by unfavorable foreign exchange Decrease was principally driven by unfavorable foreign exchange Increase was principally driven by strength in the North America On-Highway, Service Parts, Support Equipment and Other, and Defense end markets, and price increases on certain products $796 $423 $373 $84 $54 Increase was principally driven by higher manufacturing expense Decrease was principally driven by lower intangible amortization expense Adjusted EBITDA** $138 Q4 2024 $ Variance* Commentary Q4 2024 Financial Performance $235 ($21) ($4) $210 $21 $19 $2 ($8) $0 ($8) Net Sales Cost of Sales Gross Profit Operating Expenses Selling, General and Administrative Engineering - Research and Development Total Operating Expenses Operating Income Interest Expense, net Other Income, net Income Before Income Taxes Income Tax Expense Net Income Diluted Earnings Per Share ($35) $175 $2.01 $270 ($ in millions, except per share data) 3% 5% 1% (9%) 0% (5%) % Variance* $10 4% $3 (13%) ($9) (180%) $4 2% $1 (3%) $5 3% Increase was driven by higher net income and lower total diluted shares outstanding (Q4 2024: 87m shares, Q4 2023: 89m shares) $0.10 5% *Variance from Q4 2023 **See Appendix for the reconciliation from Net Income (3%) ($7)

(11.3%) 44.2% (26.9%) 60 bps (3.1%) 33.3% Q4 2024 Cash Flow Performance ($ in millions, variance from Q4 2023) $ Variance Q4 2024 Commentary Net Cash Provided by Operating Activities Principally driven by higher operating working capital funding requirements and higher cash income taxes Principally driven by intra-year timing and higher full year spending on increased capacity Driven by lower net cash provided by operating activities and higher capital expenditures Principally driven by increased operating working capital, partially offset by increased net sales Principally driven by lower interest expense on ATI’s Term Loan due to repayment of $101 million of principal in Q1 2024 Principally driven by increased full year taxable income $211 $75 $136 14.6% $31 $40 ($27) $23 ($50) N/A ($1) $10 CapEx Adjusted Free Cash Flow* Operating Working Capital** Percentage of LTM Sales Net Cash Paid for Interest Cash Paid for Income Taxes % Variance *See Appendix for a reconciliation from Net Cash Provided by Operating Activities ** Operating Working Capital = A/R + Inventory - A/P

Full year 2025 guidance ranges provided to the market on February 11, 2025 2025 Guidance *See Appendix for the Guidance Reconciliation Net Income Net Cash Provided by Operating Activities $3,200 - $3,300 Capital Expenditures Adjusted Free Cash Flow* Adjusted EBITDA* Net Sales $735 - $785 $1,170 - $1,230 $800 - $860 $165 - $175 $635 - $685 ($ in millions) Net sales guidance reflects another record revenue year for 2025 driven by price increases on certain products, increased demand for Tracked vehicle applications and robust North America vocational demand

2025 Guidance: Net Sales by End Market ($ in millions) End Markets 2025 Midpoint 2024 Net Sales North America On-Hwy Defense Global Off-Hwy Service Parts, Support Equipment & Other $1,752 $212 $493 $105 $663 $3,225 1% 18% 0% (22%) (1%) 1% Outside North America On-Hwy Total

Appendix Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 3) Adjusted EBITDA Reconciliation

Adjusted Free Cash Flow Reconciliation Non-GAAP Reconciliations (2 of 3)

Guidance Reconciliation Non-GAAP Reconciliations (3 of 3)